Other Expense, Net (Tables)	12 Months Ended
Jul. 31, 2012
Other Income and Expenses [Abstract]
Schedule of Other Expense, Net
Other expense, net is comprised of the following (in thousands):

	Year Ended July 31,
	2010	2011	2012
Interest income, net	$35	$31	$58
Foreign currency exchange losses	(392)	(588)	(613)
Change in fair value of convertible preferred stock warrant liability (see Note 11)	—	(133)	(391)
Total other expense, net	$(357)	$(690)	$(946)